Exhibit 10.23

MAUSER GROUP, N.V.

EMPLOYEE SHARE PURCHASE PLAN

Article I

Purpose

The purpose of the Mauser Group, N.V. Employee Stock Purchase Plan (the “Plan”) is to provide employees of the Company and its Designated Subsidiaries throughout the world the opportunity to purchase Shares from the Company.

The intent of the Plan is that, in jurisdictions that offer advantageous tax treatment for such broad based employee share purchase programs, the offers to purchase made in such jurisdictions pursuant to the Plan will comply with such requirements to enhance the participation in the Plan by eligible Employees and the Plan shall be operated, administered and interpreted to the maximum extent possible to comport such intent. So, for example, with respect to employees in the United States, the Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code and the regulations promulgated thereunder. To the extent not inconsistent with the requirements of Section 423 of the Code, the Plan shall be treated as though two plans, one for U.S.-based employees subject to the provisions of Section 423 of the Code and one for non-U.S. based employees, to the extent that their participation is not subject to such provisions. With regard to offers of Share Purchase Rights under the Plan to employees working for the Company or a Designated Subsidiary outside the United States, this Plan authorizes the Administrator to grant Share Purchase Rights that are intended to satisfy the terms of the Plan and the applicable legal requirements, including any provisions required to obtained tax advantaged treatment, if any, in such jurisdiction. Notwithstanding the foregoing, the Administrator shall have the authority to determine that the Company will not offer Share Purchase Rights to employees of the Company and Designated Subsidiaries in any jurisdiction where such offers may not be made in compliance with applicable law, or where in the judgment of the Administrator, the costs and burdens of compliance with such applicable law outweigh the benefits intended to be conveyed hereby.

Article II

Definitions

Whenever used herein, the following terms shall have the respective meanings set forth below:

(a)    “Acquisition Date” means the last day of each Offering Period, as established by the Administrator, and any other date during an Offering Period specified by the Administrator at which Shares shall be acquired. On any Acquisition Date in an Offering Period, the Shares subject to a Share Purchase Right granted under the Plan with respect to such Offering Period shall be purchased by or on behalf of the Participant to the extent that, as of such Acquisition Date, the Participant has sufficient funds accumulated to exercise such Share Purchase Right.

(b)    “Administrator” means, as applicable, the Board or any committee of the Board designated by the Board to administer the Plan. If the Board or any such committee delegates administrative authority hereunder to any other person or group of persons pursuant to Section 10.2, such person or group of persons shall be deemed to be the Administrator hereunder to such extent, except that further delegation by such persons shall not be permitted hereunder.

(c)    “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person where “control” shall have the meaning given such term under Rule 405 of the Securities Act.

(d)    “Board” means the Board of Directors of the Company.

(e)    “Change in Control” means any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, other than any such consolidation, merger or reorganization in which the shareholders of the Company immediately prior to such consolidation, merger or reorganization, continue to hold at least a majority of the voting power of the surviving entity in substantially the same proportions (or, if the surviving entity is a wholly owned subsidiary, its parent) immediately after such consolidation, merger or reorganization; (ii) any transaction or series of related transactions to which the Company is a party in which in excess of 50% of the Company’s voting power is transferred; or (iii) a sale, lease, exclusive license or other disposition of all or substantially all of the assets of the Company.

(f)    “Change in Control Date” shall mean the first date as of which a Change in Control occurs.

(g)    “Code” means the Internal Revenue Code of 1986, as amended.

(h)    “Company” means Mauser Group, N.V., a public limited liability company (naamloze vennootschap) organized under the law of The Netherlands, and any successor thereto.

(i)    “Compensation” means the base salary or wages and overtime of an Employee. Compensation shall be determined in such manner as the Administrator shall determine in accordance with applicable law and local practice, provided that, in the United States, such compensation shall in all events be determined prior to the

Employee’s pre-tax contributions pursuant to Section 125 or 401(k) of the Code and in any other jurisdiction, Compensation shall be determined in a manner consistent with any requirements of applicable law.

(j)    “Contribution” means, with regard to any Offering Period, the amount of an after-tax payroll deduction an Employee has made in accordance with such Employee’s payroll deduction authorization form in effect for such Offering Period. A Contribution may be made to the Plan other than through the means of payroll deductions, if and to the extent that the Administrator determines that such alternative means is necessary to comply with applicable law, or is reasonably necessary or appropriate to further the purposes of the Plan, such as may be necessary to allow Employees on a Company-approved leave of absence to participant in the Plan.

(k)    “Designated Subsidiary” means each of the Subsidiary or Subsidiaries of the Company that have been designated from time to time by the Administrator in its sole discretion as eligible to participate in the Plan with respect to a specified Offering Period. The Administrator shall have the authority to allow all (or any lesser number) of the Company’s Subsidiaries to participate in the Plan.

(l)    “Effective Date” means the date on which the Plan is approved by the shareholders of the Company, which date shall be within the twelve months before or after the date the Plan is approved by the Board.

(m)    “Employee” means any person who performs services for, and who is classified as an employee on the payroll records of, the Company or a Designated Subsidiary. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or Designated Subsidiary and, where applicable, meeting the requirements of applicable law. For purposes of this Plan, unless the Administrator shall otherwise specify as required to comply with applicable law or otherwise in the discretion of the Administrator to reflect common practice in the applicable jurisdiction (but subject to any limitation on such discretion as may be required to comply with Section 423), where the period of leave exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three (3)-month period.

(n)    “Fair Market Value” means (i) with respect to Employees in the United States and other employees who are subject to the provisions of Section 423 of the Code who are granted Share Purchase Rights, the closing price of a Share on the relevant date on the principal exchange or automated quotation system on which the Shares are then traded and (ii) with respect to each other Employee, the fair market value of a Share determined by the Administrator, taking into account the legal requirements, prevailing market practices and other pertinent factors in the relevant jurisdiction, based on any of the closing price, the opening price or the average of the high and low reported sales prices on the relevant date, or an average of any such prices over a period of not more than 30 days commencing immediately prior to and ending on the relevant date, on the principal exchange or automated quotation system on which the Shares are then traded.

(o)    “Offer Date” means the first day of each Offering Period, as established by the Administrator prior to the commencement of the Offering Period.

(p)    “Offering Period” means a period of time specified by the Administrator, beginning on the Offer Date and ending on the Acquisition Date.

(q)    “Participant” means an Employee who becomes a participant in the Plan pursuant to Article V.

(r)    “Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or any other entity of whatever nature.

(s)    “Purchase Price” means the purchase price per Share subject to the Share Purchase Right determined pursuant to Section 6.3.

(t)    “Securities Act” means the Securities Act of 1933, as amended.

(u)    “Share” means an ordinary share, €0.01 nominal value per share, of the Company and such other shares or securities into which such shares are hereafter converted or for which such shares are exchanged.

(v)    “Share Purchase Right” means a right that entitles the holder during a specified Offering Period to purchase from the Company a stated number of Shares in accordance with, and subject to, the terms and conditions of the Plan.

(w)    “Subsidiary” of an entity means any corporation in an unbroken chain of corporations beginning with such entity if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Article III

Available Shares and Adjustments

Section 3.1 Available Shares. Subject to adjustments as provided in this Article III, the maximum number of Shares available for purchase under the Plan on or after the Effective Date is the number of Shares equal to 2% of the Shares outstanding immediately following the consummation of the Company’s underwritten public offering of Shares. Shares issued under the Plan may be authorized but unissued Shares, Shares held in treasury or reacquired Common Stock.

Section 3.2 Adjustments.

(a)    Changes in Capitalization. If and to the extent necessary or appropriate to reflect any share dividend, extraordinary dividend, share split or share recombination or any recapitalization, merger, consolidation, exchange of shares, spin-off, liquidation or dissolution of the Company or other similar transaction affecting the Company’s Shares (each, a “Corporate Event”), the Administrator shall, in such manner as it may deem equitable to prevent the diminution or enlargement of the rights of the Company and Participants hereunder by reason of such Corporate Event, adjust any or all of the number and kind of Shares (or other securities or property) with respect to which a Share Purchase Right may be granted under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of Shares that may be issued under the Plan). All determinations and adjustments made by the Administrator in good faith pursuant to this Section 3.2 shall be final and binding on the affected Participants and the Company.

(b)    Change in Control. Notwithstanding any other provision of this Plan, in the event of a Change in Control of the Company, the Administrator, in its sole discretion, may take whatever action it deems necessary or appropriate in connection therewith, including, but not limited to (i) shortening any Offering Period then in progress such that the Acquisition Date is on or prior to the Change in Control Date, (ii) shortening any Offering Period then in progress and refunding any amounts accumulated in a Participant’s account for such Offering Period, (iii) cancelling each outstanding Share Purchase Right as of the Change in Control Date and paying each holder thereof an amount equal to the difference between the per Share Fair Market Value as of the Change in Control Date and the Purchase Price determined in accordance with Section 6.3, or (iv) for each outstanding Share Purchase Right, granting a substitute right to purchase shares in accordance with the principles set forth in and applicable to options subject to Section 424 of the Code. Nothing in this Section 3.2(b) shall affect in any way the Company’s right to terminate the Plan at any time pursuant to Section 10.7 or Section 10.8.

(c)    Insufficient Shares. If the Administrator determines that, on a given Acquisition Date, the number of Shares that may be purchased under the outstanding Share Purchase Rights for the applicable Offering Period may exceed (i) the number of Shares that were available for issuance under the Plan on the Offer Date of the applicable Offering Period or (ii) the number of Shares available for sale under the Plan on such Acquisition Date, including but not limited to by reason of a limitation on the maximum number of Shares that may be purchased set by the Administrator pursuant to Section 6.2(a) or (b), the Administrator shall make a pro rata allocation of the Shares available for issuance on such Acquisition Date among all Participants purchasing Shares on such Acquisition Date in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable.

Article IV

Eligibility

Section 4.1 Eligible Employees. Any person who is an Employee of the Company or a Designated Subsidiary as of the Offer Date for a given Offering Period shall be eligible to participate in the Plan for such Offering Period, subject to the requirements of this Article IV and any limitations imposed by applicable law, including, without limitation, Section 423(b) of the Code. Notwithstanding the foregoing, the Administrator may, on a prospective basis and to the extent otherwise consistent with applicable law, (i) exclude from participation in the Plan any Employees (a) whose customary employment is for not more than 20 hours per week or five months per year or (b) who are citizens or residents of a non-U.S. jurisdiction if grant of a Share Purchase Right under the Plan in accordance with the applicable terms and conditions set forth herein is prohibited under the laws of such non-U.S. jurisdiction or compliance with the laws of such non-U.S. jurisdiction would cause the Plan or any actions under the Plan to violate Section 423 of the Code and (ii) impose a generally applicable eligibility service requirement of up to two years of employment. The Administrator may also determine that a designated group of highly compensated employees (within the meaning of Section 414(q) of the Code) are ineligible to participate in the Plan.

Section 4.2 Five Percent Shareholders. Notwithstanding any other provision of the Plan to the contrary, no Employee shall be eligible to participate in the Plan if, after giving effect to the grant of a Share Purchase Right in the next Offering Period, the Employee (or any other person whose stock would be attributed to the Employee pursuant to Section 424(d) of the Code) owns and/or holds Shares and outstanding rights to purchase Shares possessing, in the aggregate, five percent or more of the total combined voting power or value of all issued and outstanding stock of the Company.

Section 4.3 Employees Based Outside the United States. To conform with the provisions of local laws and regulations, or with local compensation practices and policies, in foreign countries in which the Company or any of its Subsidiaries or Affiliates operate, but subject to the limitations set forth herein regarding the maximum number of shares issuable hereunder and the maximum award to any single Employee, the Administrator may (i) modify the terms and conditions of Awards granted to Participants employed outside the United States from those that would be applicable to persons whose Share Purchase Rights are subject to the provisions of Section 423 of the Code (“Non-U.S. Awards”), (ii) establish subplans with respect to any jurisdiction outside the United States with such modifications as may be necessary or advisable under the circumstances (“Subplans”), including to limit rights that may otherwise available under the Plan that would not be permissible in the jurisdiction(s) to which such Subplan applies, and (iii) take any action which it deems advisable to obtain, comply with or otherwise reflect any necessary governmental regulatory procedures, exemptions or approvals with respect to the Plan. The Administrator’s decision to grant Non-U.S. Awards or to establish Subplans is entirely voluntary, and at the complete discretion of the Administrator. The Administrator may amend, modify or terminate any Subplans at any time, and such amendment, modification or termination may be made without prior notice to the Participants. The Company, its Subsidiaries and Affiliates and members of the Administrator shall not incur any liability of any kind to any Participant as a result of any change, amendment or termination of any Subplan at any time. The benefits and rights provided under any Subplan or by any Non-U.S. Award (x) are wholly discretionary and, although provided by either the Company, a Subsidiary or Affiliate, do not constitute regular or periodic payments and (y) except as otherwise required under applicable law, are not to be considered part of the Participant’s salary or compensation under the Participant’s employment with the Participant’s local employer for purposes of calculating any severance, resignation, redundancy or other end of service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits or rights of any kind.

Article V

Participation

Section 5.1 Enrollment; Authorization of Contributions. An eligible Employee may become a Participant in the Plan by completing a payroll deduction authorization form and any other required enrollment documents provided by the Administrator or its designee and submitting them to the Administrator or its designee in accordance with the rules established by the Administrator. The enrollment documents, which may be in electronic form, shall set forth the portion of the Participant’s Compensation, including any minimum or maximum Contribution percentage that may be established by the Administrator, including any minimum or maximum percentage increments, to be paid as Contributions pursuant to the Plan and any other conditions to participation that the Administrator may establish. An Employee’s payroll deduction authorization with respect to any Offering Period shall become effective on the Offer Date. Amounts deducted from a Participant’s Compensation pursuant to this Article V shall be credited to the Participant’s Plan account. Except to the extent required at applicable law, or as may otherwise be specified by the Administrator, no interest shall be payable on the amounts credited to the Participant’s Plan account.

Section 5.2 Automatic Enrollment for Subsequent Offering Periods. A Participant’s election to participate in the Plan with respect to an Offering Period shall enroll such Participant in the Plan for each successive Offering Period at the same payroll deduction percentage as in effect at the termination of the prior Offering Period, unless (i) such Participant delivers to the Company a different election with respect to the successive Offering Period by such time and in such manner as is designated by the Administrator for enrollment in the Plan for such successive Offering Period, (ii) such Participant withdraws from the Plan pursuant to Article IX or becomes ineligible for participation in the Plan, (iii) the Administrator determines that elections for all Participants shall cease at the end of an applicable Offering Period or (iv) such continuing enrollment is inconsistent with applicable law.

Article VI

Share Purchase Rights

Section 6.1 Number of Shares. Each eligible Employee who on the Offer Date has elected to become a Participant with respect to an Offering Period in accordance with Article V shall be granted a Share Purchase Right to purchase Shares on the Acquisition Date for such Offering Period. Subject to the limitations set forth in Section 6.2, the number of Shares subject to such Share Purchase Right shall be the number of whole Shares determined by dividing the Purchase Price into the balance credited to the Participant’s account as of the Acquisition Date.

Section 6.2 Limitation on Purchases. Participant purchases are subject to adjustment as provided in Section 3.2(c) and to the following limitations:

(a)    Offering Period Limitation. Subject to the calendar year limits provided in Section 6.2(b), the Administrator shall have the right to set a maximum value of Shares that a Participant shall have the right to purchase or a maximum Contribution percentage of the Participant’s Compensation earned during such Offering Period that the Participant may use to purchase Shares in any Offering Period pursuant to a Share Purchase Right.

(b)    Calendar Year Limitation. Notwithstanding Section 6.2(a), in the event that a Participant is granted a Share Purchase Right that permits such Participant to purchase Shares that, together with all other Share Purchase Rights granted to the Participant during the same calendar year under this Plan and any other plan of the Company or any Subsidiary of the Company that are qualified under Section 423 of the Code, has an aggregate value in excess of $25,000 (determined on the date of grant), such

Share Purchase Right shall be reduced such that the aggregate value of all Share Purchase Rights granted to the Participant during the same calendar year under any plan of the Company or any Subsidiary of the Company that are qualified under Section 423 of the Code is $25,000. The Administrator may also set a maximum aggregate number of Shares or maximum aggregate Fair Market Value of Shares, which is less than the $25,000 limitation set forth in this Section 6.2(b), that may be purchased pursuant to Share Purchase Rights in a calendar year or Offering Period or any Acquisition Date.

(c)    Refunds. As of the first date on which a Participant’s ability to purchase Shares is limited by this Section 6.2, the Participant’s payroll deductions shall terminate, and any excess payroll deductions credited to his or her account shall be paid to the Participant in a lump sum as soon as reasonably practicable without any interest thereon.

Section 6.3 Purchase Price. The purchase price per Share with respect to an Offering Period shall be determined by the Administrator; provided that with respect to a Share Purchase Right subject to the requirements of Section 423 the purchase price shall not be less than the lesser of (x) eighty-five percent (85%) of the Fair Market Value of a Share on the Offer Date and (y) eighty-five percent (85%) of the Fair Market Value of a Share on the applicable Acquisition Date. With respect to a Share Purchase Right not subject to the provisions of Section 423, the minimum purchase price shall be the lowest purchase price that may be permitted under applicable law (including any provision of law providing Participants with tax advantaged treatment) with respect to an employee stock purchase plan; provided that, if applicable law does not specify a minimum purchase price, the limits applicable under Section 423 shall apply.

Article VII

Purchase of Shares Under Share Purchase Rights

Section 7.1 Purchase. Unless a Participant withdraws from the Plan as provided in Article IX, each Participant shall automatically purchase and acquire as of each Acquisition Date the number of whole Shares subject to the Share Purchase Right that may be purchased at the Purchase Price for that Share Purchase Right with the Contributions in such Participant’s account at such Acquisition Date. Any surplus in the account that is insufficient to purchase a whole Share shall be carried forward until the next Acquisition Date unless the Participant has elected to withdraw from the Plan pursuant to Article IX, the Administrator determines that surplus amounts for Participants shall not be carried forward with respect to a subsequent Offering Period or such excess is required to be returned at applicable law, in which case such surplus amount shall be distributed to the Participant in a lump sum as soon as reasonably practicable without any interest thereon.

Section 7.2 Registration Compliance.

(a)    No Shares may be purchased under a Share Purchase Right unless the Shares to be issued or transferred upon purchase are covered by an effective registration statement in compliance with applicable law, including, without limitation, the Securities Act or are eligible for an exemption from such registration requirements in the applicable jurisdiction, and the Plan and any offering made hereunder is in material compliance with all applicable federal, state, foreign and other securities and other laws applicable to the Plan.

(b)    If, on an Acquisition Date of any Offering Period, the Shares are not registered or exempt or the Plan is not in such compliance, no Shares under the Share Purchase Rights granted under the Plan shall be purchased on an applicable Acquisition Date. An Acquisition Date shall be delayed until the Shares are subject to such an effective registration statement or exempt, and the Plan is in such compliance. No Acquisition Date with respect to any Offering Period shall be more than twenty-seven months from the Offer Date or, if applicable, such lesser time as permitted under Section 423 of the Code.

(c)    If, on the last Acquisition Date of any Offering Period, as delayed to the maximum extent permissible, the Shares are not registered or exempt and the Plan is not in such compliance, no Shares under the Share Purchase Rights shall be purchased, and all Contributions accumulated during the Offering Period (reduced to the extent, if any, such deductions have been used to acquire Shares) shall be distributed to the Participants in a lump sum as soon as reasonably practicable without any interest thereon (unless otherwise required at applicable law or otherwise specified by the Administrator).

Section 7.3 Delivery of Shares. As soon as practicable after each Acquisition Date, the Company shall deliver the Shares acquired by each Participant at such Acquisition Date to the Participant or an account established in the Participant’s name at a stock brokerage or other financial services firm designated by the Company. No certificates shall be delivered with respect to the Shares acquired by a Participant.

Section 7.4 Vesting. A Participant’s interest in the Shares purchased under a Share Purchase Right shall be immediately vested and nonforfeitable.

Section 7.5 Nontransferability. Each Share Purchase Right granted under this Plan shall be nontransferable. During the lifetime of the Participant to whom the Share Purchase Right is granted, the Shares under a Share Purchase Right may be purchased only by the Participant. No right or interest of a Participant in any Share Purchase Right shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

Article VIII

Restrictions on Sale

Shares purchased under the Plan may be subject to any such holding restrictions that the Administrator shall determine to be appropriate with respect to any Offering Period consistent with the requirements of applicable law, including, without limitation, Section 423 of the Code.

Article IX

Withdrawal from Participation and Termination of Employment

A Participant may revoke his or her payroll deduction authorization or other enrollment form for an Offering Period and withdraw from participation in the Plan for that Offering Period by giving written or electronic notice to the Administrator in such form and at such time before an Acquisition Date as may be established by the Administrator. In the event of a Participant’s withdrawal in accordance with the preceding sentence, all of the payroll deductions credited to his or her account shall be paid to the Participant in a lump sum as soon as reasonably practicable after receipt of the notice of withdrawal, without any interest thereon (unless otherwise required at applicable law), and no further payroll deductions shall be made from his or her Compensation for that Offering Period. A Participant shall be deemed to have elected to withdraw from the Plan in accordance with this Article IX if he or she ceases to be an employee of the Company or any of its Subsidiaries for any reason. Unless the Administrator determines otherwise consistent with Section 423 of the Code, a Participant’s withdrawal (other than due to a termination of employment) during an Offering Period shall not have any effect upon the Participant’s eligibility to participate in the Plan during a subsequent Offering Period.

Article X

General Provisions

Section 10.1 Administration. The Plan shall be administered by the Administrator. The Administrator may prescribe, amend and rescind rules and regulations relating to the administration of the Plan and make all other determinations necessary or advisable for the administration and interpretation of the Plan, including the power to set such limits or conditions with respect to the participation of Employees in the Plan or in any Offering Period. Any authority exercised by the Administrator under the Plan shall be exercised by the Administrator in its sole discretion. Determinations, interpretations, or other actions made or taken by the Administrator under the Plan shall be final, binding, and conclusive for all purposes and upon all persons.

Section 10.2 Delegation by the Administrator. Subject to the requirements of applicable law, any or all of the powers, duties, and responsibilities of the Administrator hereunder may be delegated by the Administrator to, and thereafter exercised by, one or more persons designated by the Administrator, including members of management of the Company and/or members of the human resources function of the Company, and any determination, interpretation, or other action taken by such designee shall have the same effect hereunder as if made or taken by the Administrator. Notwithstanding the foregoing, only the Administrator shall have the power to determine the Purchase Price for any Offering Period.

Section 10.3 Tax Withholding. The Company shall have the power to withhold, or to require the Participant to remit to the Company, an amount in cash sufficient to satisfy all U.S. federal, state, local, and any non-U.S. withholding tax or other governmental tax, charge or fee requirements in respect of any payment under the Plan.

Section 10.4 At-Will Employment. Nothing in the Plan shall confer upon any Participant any right to continue in the employ of the Company or any of its Subsidiaries or shall interfere with or restrict in any way the rights of the Company and any of its Subsidiaries, which are hereby expressly reserved, to discharge any Participant at any time for any reason whatsoever, with or without cause.

Section 10.5 Unfunded Plan; Plan Not Subject to ERISA. The Plan is an unfunded plan and Participants shall have the status of unsecured creditors of the Company. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

Section 10.6 Freedom of Action. Nothing in the Plan shall be construed as limiting or preventing the Company or any of its Affiliates from taking any action that it deems appropriate or in its best interest (as determined in its sole and absolute discretion) and no Participant (or person claiming by or through a Participant) shall have any right relating to the diminishment in the value of any account or any associated return as a result of any such action. The foregoing shall not constitute a waiver by a Participant of the terms and provisions of the Plan.

Section 10.7 Term of Plan. The Plan shall be effective upon the Effective Date. The Plan shall terminate on the earliest of (i) the termination of the Plan pursuant to Section 10.8 or (ii) the date on which no more Shares are available for issuance under the Plan. Upon termination of the Plan, all funds accumulated in a Participant’s account shall be paid to such Participant in a lump sum as soon as reasonably practicable without any interest thereon (except as may be required at applicable law or otherwise specified by the Administrator) and all Share Purchase Rights shall automatically terminate.

Section 10.8 Amendment or Alteration. The Board or the Administrator may at any time amend, suspend, discontinue or terminate the Plan; provided that if the Plan is amended in a manner that is considered the adoption of a new plan pursuant to Section 423 of the Code, including (i) an increase in the aggregate number of Shares that may be issued under the Plan pursuant to Section 3.1 (other than an increase merely reflecting a change in the number of outstanding Shares pursuant to Section 3.2), (ii) a change in the granting Company or the shares available for purchase under the Plan or (iii) a change in the designation of corporations whose Employees may be offered Share Purchase Rights under the Plan, the shareholders of the Company must reapprove the Plan within the time prescribed under Section 423 of the Code as if such action were the adoption of a new plan. The Board or the Administrator, in its sole discretion, may terminate the Plan at any time. Upon such termination, all funds accumulated in a Participant’s account at such time shall be paid to such Participant in a lump sum as soon as reasonably practicable without any interest thereon, and all Share Purchase Rights shall automatically terminate.

Section 10.9 Severability. In the event any portion of the Plan or any action taken pursuant thereto shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provisions had not been included, and the illegal or invalid action shall be null and void.

Section 10.10 Assignment. Except as otherwise provided in this Section 10.10, this Plan shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, representatives, successors, and assigns. Neither this Plan nor any right or interest hereunder shall be assignable by a Participant, his beneficiaries, or legal representatives; provided that nothing in this Section 10.10 shall preclude the Participant from designating a beneficiary to receive any benefit payable hereunder upon his death, or the executors, administrators, or other legal representatives of the Participant or his estate from assigning any rights hereunder to the person or persons entitled thereunto. This Plan shall be assignable by the Company to: a Subsidiary or Affiliate of the Company; to any corporation, partnership, or other entity that may be organized by the Company, its general partners, or its Participants, as a separate business unit in connection with the business activities of the Company or Participants; or to any corporation, partnership, or other entity resulting from the reorganization, merger, or consolidation of the Company with any other corporation, partnership, or other entity, or any corporation, partnership, or other entity to or with which all or any portion of the Company’s business or assets may be sold, exchanged, or transferred, in each case to the extent permitted under applicable law, including, without limitation, Section 423 of the Code.

Section 10.11 Non-Transferability of Rights. Unless otherwise agreed to in writing by the Administrator, no rights or interests hereunder or part thereof shall be liable for the debts, contracts or engagements of the Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 10.11 shall prevent transfers by will or by the applicable laws of descent and distribution.

Section 10.12 Equal Rights and Privileges. All eligible Employees granted a Share Purchase Right under this Plan that is intended to meet the requirements of Section 423 of the Code shall have equal rights and privileges with respect to this Plan or within any separate offering under the Plan so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 or any successor provision of the Code and the related regulations (it being understood that Non-U.S. Awards may be treated differently to the extent permitted by Section 423 of the Code). Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code, without further act or amendment by the Company or the Administrator shall be reformed to comply with the requirements of Section 423. This Section 10.12 shall take precedence over all other provisions in this Plan.

Section 10.13 Notices. All notices or other communications by a Participant to the Administrator under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Administrator at the location, or by the person, designated by the Administrator for the receipt thereof.

Section 10.14 Headings. The Section headings appearing in this Plan are used for convenience of reference only and shall not be considered a part of this Plan or in any way modify, amend, or affect the meaning of any of its provisions.

Section 10.15 Rules of Construction. Whenever the context so requires, the use of the masculine gender shall be deemed to include the feminine and vice versa, and the use of the singular shall be deemed to include the plural and vice versa. The fact that this Plan was drafted by the Company shall not be taken into account in interpreting or construing any provision of this Plan.

Section 10.16 Governing Law. The Plan shall be construed in accordance with and governed by the laws of the laws of The Netherlands, regardless of the application of rules of conflict of law that would apply the laws of any other jurisdiction. Without limiting the generality of the foregoing, the Plan is also subject to the provisions of Section 423 of the Code in respect to the participation of employees of the Company or any Designated Subsidiaries having employees in the United States.

Section 10.17 Conformity to Securities Laws. Each offer to purchase Shares in any Offering Period is intended to conform to the extent necessary with all provisions of applicable law, including, without limitation, the Securities Act and the Securities

Exchange Act of 1934, as amended, and any and all applicable regulations and rules promulgated under such applicable law. Notwithstanding anything herein to the contrary, the Plan shall be administered only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 10.18 Tax Reporting Information. At the Company’s request, Participants will be required to provide the Company and any Affiliates with any information reasonably required for tax reporting purposes.

Section 10.19 Participant Acknowledgment. By electing to participate in an Offering Period, Participants acknowledge and agree that (i) Participants may be required to hold Shares during any holding periods to which such Shares are subject; (ii) the Shares acquired under the Plan may lose some or all of their value in the future; (iii) Participants are able to afford to bear the economic risk of holding the Shares for any holding period and of any loss in value of the Shares and (iv) Participants may be required to agree to other terms and conditions imposed by the Administrator that are permitted by applicable law, including, without limitation, the provisions of Section 423 of the Code.

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